TEMPUS

Investor Presentation

February 2015

Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "expect," "project," "intend," "plan," "believe," and other similar expressions that predict or indicate future events or trends. Forward-looking statements include, but are not limited to: future financial and operating results, plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements that are not statements of historical matters. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. Actual events or results may differ materially from those described herein due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (the "Merger Agreement") for the business combination (the "Business Combination"); (2) the outcome of any legal proceedings that may be instituted against Chart, Tempus or others following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Chart; (4) the inability to extend the termination date by which Chart must complete a business combination past March 13, 2015 due to the failure to obtain approval of the stockholders of Chart; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the inability to recognize the anticipated benefits of the Business Combination; (8) the ability to obtain or maintain the listing of the securities of Tempus Applied Solutions Holdings, Inc. ("Tempus Holdings") on the NASDAQ Capital Market following the Business Combination, including having the requisite number of stockholders; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Tempus may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus and other documents filed or to be filed with the Securities and Exchange Commission ("SEC") by Chart or Tempus Holdings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chart and Tempus undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This presentation includes EBITDA, a non-GAAP financial measure calculated as earnings before interest, taxes, depreciation and amortization. Chart and Tempus believe that this financial measure may be useful to investors in assessing operating performance and trends. This financial measure is commonly used by financial analysts in evaluating performance of companies. You should review Tempus' audited financial statements, which are and will be presented in the proxy statement/prospectus to be delivered to Chart's stockholders, and not rely on any single financial measure to evaluate Tempus' business.

Additional Information

On January 9, 2015, Tempus Holdings filed with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination. The definitive proxy statement and other relevant documents will be mailed to stockholders of Chart as of a record date to be established for voting on the Business Combination. Stockholders of Chart and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with Chart's solicitation of proxies for the special meeting to be held to approve the Business Combination, because these documents will contain important information about Chart, Tempus and the Business Combination. Stockholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, once available, on the SEC's website at www.sec.gov or by directing a request to Chart by contacting its Secretary, Michael LaBarbera, c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, at (212) 350-8200 or at mlab@chartgroup.com.

In addition, the tender offer for the outstanding warrants of Chart (the "Warrant Tender Offer") has not yet commenced. This presentation is not a recommendation, an offer to purchase, or a solicitation of an offer to sell warrants of Chart. At the time the Warrant Tender Offer is commenced, the warrant offerors will file a tender offer statement on Schedule TO with the SEC for such tender offer, and Chart will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Warrant Tender Offer. Chart warrant holders are strongly advised to carefully read the tender offer statement (including the offer to purchase, the letter of transmittal and the related tender offer documents) and the related solicitation/recommendation statement for the Warrant Tender Offer when it becomes available, because these documents will contain important information, including the terms of, and conditions to, such tender offer. Such materials, when prepared and ready for release, will be made available to Chart's warrant holders at no expense to them. In addition, at such time Chart's warrant holders will be able to obtain these documents for free from the SEC's website at www.sec.gov.

Participants in the Business Combination

Tempus Holdings, Chart, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Chart in connection with the Business Combination. Information regarding the officers and directors of Chart is set forth in Chart's proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on November 5, 2014. Additional information regarding the interests of such potential participants is also included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

TEMPUS

Executive Summary









Investment Highlights

- Integrated service modifying mid-age aircraft to fit mission critical needs of governments, corporations, and other customers
- Attractive business model drives high risk-adjusted returns by targeting a customer's most expensive mission critical element – the aviation asset
- Large market opportunity for modification and technology upgrades — ongoing negotiations on contracts with potential value > $240 million over three years
- Proven management team and Board experienced in growing companies in the commercial and government markets
- Meaningful new business opportunities to fuel organic growth
- Attractive platform for tuck-in acquisitions (e.g. MRO business)

Company Overview

TEMPUS

Tempus is a newly formed aviation services company that modifies underutilized aircraft and provides turnkey and customized design, engineering, and integration services and operations solutions to governments, corporations, heads of state, and other customers worldwide

Undervalued, Underutilized Mid-life Aviation Asset

Bombardier Global Express



Boeing 777



Pilatus PC-12



Tempus Turnkey Solution

- Design & Engineering
- Systems Integration
- Operations
- Financing

TEMPUS

Aviation Asset Modified and Repurposed for Profitable Customer Mission

Special Mission



VIP Interior Retrofit





ISR





Tempus Team

Executive Team		Experience
Scott Terry Founder & Chief Executive Officer Board Member		▪ Former Naval aviator ▪ Founded Tempus Jets after 22 years of experience in government and corporate aviation ▪ Successfully reorganized, led and sold Flight International, Inc. ▪ Former Director of Government Sales in the Americas at Bombardier Aerospace ▪ MBA and undergraduate degree in Economics from Boston University, completed postgraduate study program in International Law from the University of London and admitted as a Ph.D. candidate in Finance and Trade at City University Business School in London
Lee Priest Chief Financial Officer		▪ Former Naval aviator / Electronic Counter-Measures Officer on carrier based EA-6B aircraft ▪ Former Managing Director in the Aerospace, Defense and Government Services Group of BB&T Capital Markets with more than 15 years of investment banking experience ▪ Successfully advised on over 50 transactions and financings totaling over $5 billion for middle market aerospace / defense companies ▪ BS in aerospace engineering, U.S. Naval Academy; MBA, University of Maryland

Joseph Wright
Chairman of the Board
		▪ More than 30 years of experience operating companies, integrating acquisitions, and creating investor value
		  ▪ PanAmSat (CEO): initiated federal agencies offering, revised capital strategy, increased EBITDA to >75% of revenue, led two sales, an IPO, two debt offerings, and generated over $2 billion for investors
		  ▪ Intelsat (Chairman): integrated PanAmSat and Intelsat into largest COMSAT company in the world; sold Company to PE firms for >10x EBITDA, generating over $3 billion for investors
		  ▪ GRC International (Chairman): turned around business and sold to AT&T for 14.2x LTM EBITDA and 3.5x return
		  ▪ Terremark (Vice Chairman): helped CEO establish Government Services Division, generate 47% CAGR from 2006-2010, and sell to Verizon for 20.8x LTM EBITDA
		▪ Former Cabinet Officer with President Reagan; current DoD advisor

Market Opportunity

TEMPUS

- Substantial funding to support intelligence, surveillance, and reconnaissance solutions
- Capitalize on impact of new regulatory mandates on commercial aircraft
- Growing demand for highly customized business aircraft — heads of state, corporations, and others

Selected Markets:	Potential Customers:
Department of Defense **2014 Base Budget: $496 Billion**	NORTHROP GRUMMAN; U.S. AIR FORCE
Heads of State, Corporations, and Others **2014 Business Jet Fleet Size: 20,007[(a)]**	Sands Las Vegas Sands Corp.; GE Aviation; Fry's Electronics; Kingdom; TAG Aviation; Kuwait Airways

The addressable portions of our end markets are growing and aligned with long-term policy priorities and commercial customer trends

(a) Wall Street Research.

Tempus Capabilities

TEMPUS

Design & Engineering

- Experience in major interior completion projects
  - Design and materials specifications
  - Renderings
  - Layout of passenger accommodations (LOPA) development

Systems Integration

- Expertise in providing integration services for complex, longer-term aircraft modification projects to U.S. and foreign government agencies, prime defense contractors, corporations, and others
- Experience modifying aircraft for:
  - Airborne research and development
  - ISR
  - Electronic warfare

Operations

- Ability to deliver a range of services:
  - Charter brokerage
  - Aircraft, crew, maintenance & insurance (ACMI) management
  - Flight planning services
- Experience providing clients a 24/7/365 dispatch and operations center and comprehensive aviation services including fueling, international handling, permits, weather, flight planning, and customs clearance

Financing

- Extensive experience providing lease solutions for modified corporate aircraft to government agencies
- Aircraft experience includes:
  - Bombardier Global Express
  - Pilatus PC-12
  - Gulfstream
  - Lear
  - Cessna

Provide turnkey solutions that add value over the entire life of the aircraft

Competitive Strengths

Industry Leading Expertise

- Management team has significant experience in the special mission aircraft industry
- Highly trained and experienced technicians with expertise in complex design and engineering solutions
- Expertise on a wide range of aircraft platforms; successfully completed projects with strict parameters and specifications for the U.S. Government



Leasing Solution is Aligned with DoD's Aircraft Utilization Strategy

- Pressure on acquisition/procurement budgets has made the acquisition of assets difficult
- Able to capitalize on DoD's shifting strategy by offering a leasing solution of repurposed aircraft with advanced surveillance and satellite communications equipment for expeditionary use in forward deployed areas
- Allows U.S. Government contractors and their end customers to avoid replicating expensive logistics support tails



High Switching Costs for Customers

- Modifications are highly engineered and place high switching costs on the customer due to the expensive nature of the alterations and prolonged aircraft downtime
- Combination of operational expertise, additional cost, and increased time on the ground mitigates contract recompete-risk



Significant Barriers to Entry

- Strong barriers exist due to the knowledge, regulatory licensing, and capital required to purchase, modify, and maintain specialized aircraft assets
- Traditional leasing firms do not hold the requisite expertise, market knowledge, or security clearances to address the unique U.S. Government end customer



Expertise Across Aerospace Platforms

AIRBUS

BOMBARDIER

BOEING

Gulfstream®
A GENERAL DYNAMICS COMPANY

Cessna

PILATUS

BOMBARDIER
LEARJET

Piper®

Advanced Facility in Brunswick, ME

- Tempus anticipates signing lease of hangar space at Brunswick Executive Airport in Q1 2015
- Two parallel 8000' x 200' runways and 4.5 million sq. foot ramp & taxiways — certified for B-747, A-340, & C-5 aircraft
- Location gives access to highly skilled labor force
- Part 145 Repair Station — Hangar 6 can support 6 BBJs simultaneously
- Secure facility (SCIF) to conduct government operations


HANGAR 5
(Built 1982)
Wide Body Extension
HANGAR 4
(Built 1985)
Potential BBJ
Paint Hangar
HANGAR 6
(Built 2005)
Current Repair
Station
6xBBJ

Business and Growth Strategy

TEMPUS

Capitalize on the increased demand for special mission modifications and leasing solutions

Address key commercial regulatory mandates with design & engineering capabilities

Expand into international markets

Continued additions of complementary capabilities

Opportunistically invest in aircraft

ISR / Special Mission Modifications

TEMPUS

Capitalizing on increasing government demand for special mission aircraft







Scope

- C4ISR, threat simulation, airborne R&D, special situation transport, personnel recovery & extraction, system engineering, and logistics support upgrades
  - Cost effectively re-purpose mid-life aircraft for special missions
  - High margin leasing solution

Market Opportunity

- Strong government demand for aircraft with specialized ISR capabilities
- ISR global spending is growing with many nations looking for cost effective solutions using best of breed technology — worldwide opportunities

Typical Project Size

- $30 million - $250 million per project

Tempus Competitive Advantage

- Speed to market
  - In 56 days, Tempus management directed the modification of 3 PC-12s with ISR upgrades for deployment in Africa

Illustrative Customer Opportunity

- NATO country customer with complex ISR requirements
  - Customer approached Tempus, given Tempus' reputation for high-end ISR solutions
  - Total opportunity value of $174 million; contract pending
  - Amalgamation of Tempus' technical expertise and engineering capabilities — aircraft acquisition; engineering, design, & modification; ISR capability; support & training services; technical services

Avionics, Navigation, Communications

TEMPUS

Capitalizing on regulations



Scope	▪ Avionics, navigation, in-flight entertainment / cabin management system, and communications technology upgrades ▪ Tempus FANS ("Future Air Navigation System") solution provides a means for direct data communication between pilots and ATC, utilizing Very High Frequency radio or satellite communication systems ▪ Types of data communications can include: oceanic clearances, pilot requests, and position reporting
Market Opportunity	▪ Regulations drive upgrades — FAA, European and North Atlantic requirements and mandates ▪ Approximately 20,000 business jets[(a)] globally undergo routine maintenance and provide an upgrade opportunity ▪ Aircraft manufactured before 2009 are non-compliant and require upgrades
Typical Project Size	▪ $500,000 per aircraft
Tempus Competitive Advantage	▪ Significant cost advantage for customer compared to OEM ▪ Early mover advantage in development of FAA approved solutions for targeted aircraft types

(a) Wall Street Research.

Wide-body Design & Engineering

TEMPUS

Corporate and VIP clientele are requiring larger, customized aircraft







Scope

- Airbus and Boeing VVIP interior and exterior modifications
  - Interior design and engineering services
  - Avionics, navigation, in-flight entertainment / cabin management system, and communications technology upgrades

Market Opportunity

- Corporate and VIP driving requirements for larger, customized aircraft — hundreds of aircraft
- Modifications expenditure is expected to grow from $3.6 billion in 2013 to $6.2 billion in 2023[(a)]
- Interior cabin retrofit market estimated to be thousands of aircraft

Typical Project Size

- $25 million - $75 million per aircraft

Tempus Competitive Advantage

- Faster time to market with competitive design through engineering services

(a) ICF.

Previous Experience: BACN Case Study

Contract Overview

- CEO Scott Terry's former company, Orion Air Group, was originally awarded a $165 million contract with the U.S. DoD and Northrop Grumman to provide 24/7 operations and support services for Global Express aircraft outfitted with the Battlefield Airborne Communications Node (BACN) system
- BACN equipped aircraft were first deployed to support Operation Enduring Freedom in October 2008
- Partnership established with Northrop Grumman

Customer Requirements

- Provide 24/7 operations and support of three Bombardier Global Express aircraft modified to carry the BACN system
- Fly aircraft out of Bagram airbase near Kabul, Afghanistan to provide a communications gateway over the country to connect disparate voice and data networks, including both satcom and line-of-sight
- Improve situational awareness of forces on the ground and enable better coordination between forward-edge fighters and commanders

Management Solution and Outcome

- Scott Terry and his team at Orion maintained, operated, and supported the Global Express aircraft carrying the BACN system from August 2009 until the sale of Orion at the end of 2011
- Since deployment, BACN equipped aircraft accumulated over 20,000 flight hours in approximately 2,000 tactical missions
- Delivered mission availability rate of 98%
- Over the course of the contract, Orion was ramped up to approximately 150 active employees
- Generated approximately $265 million in revenue over 27 months
- Mr. Terry sold Orion, inclusive of the BACN contract, to Sierra Nevada Corporation in December 2011



Transaction Overview

Buyer:	***Chart Acquisition Corporation (NASDAQ: CACG)***
Target:	***Tempus Applied Solutions, LLC***
Consideration:	***5.25 million shares***
Earn-out:	***2 million shares based on TTM EBITDA of $17.5 million within 18 months***
Additional Earn-out:	***2.75 million shares based on TTM EBITDA of $22.5 million within 18 months***
Implied Value:	***$52.5 million based on a $10.00 share price (higher if Earn-out, Additional Earn-out achieved)***
Lock-up:	***One year***
Combined Company:	***Tempus Applied Solutions Holdings (Proposed Ticker: TMPS)***

Investment Highlights

- Integrated service modifying mid-age aircraft to fit mission critical needs of governments, corporations, and other customers
- Attractive business model drives high risk-adjusted returns by targeting a customer's most expensive mission critical element – the aviation asset
- Large market opportunity for modification and technology upgrades — ongoing negotiations on contracts with potential value > $240 million over three years
- Proven management team and Board experienced in growing companies in the commercial and government markets
- Meaningful new business opportunities to fuel organic growth
- Attractive platform for tuck-in acquisitions (e.g. MRO business)